UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 17, 2013

Uranium Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33404	75-2212772
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

405 State Highway 121 Bypass, Building A, Suite 110 Lewisville, TX	75067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 219-3330

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Attached hereto as Exhibit 23.1 and Exhibit 23.2 are, respectively, the consents of Behre Dolbear & Company (USA), Inc. and Broad Oak Associates, experts in geology and engineering, consenting to the use in the Annual Report on Form 10-K of Uranium Resources, Inc. (the “Company”) for the year ended December 31, 2012 of the reports identified in Exhibit 23.1 and Exhibit 23.2 hereto, and to the incorporation by reference of such reports in the Registration Statements on Form S-3 (Registration No. 333-151134, No.333-174845 and 333-184175) and on Form S-8 (Registration Nos. 333-156433 and 333-119661) of the Company.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
23.1	Consent of Behre Dolbear & Company (USA), Inc.
23.2	Consent of Broad Oak Associates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Uranium Resources, Inc.

Dated: April 17, 2013	By:	/s/ Thomas H. Ehrlich
		Name:	Thomas H. Ehrlich
		Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of Behre Dolbear & Company (USA), Inc.
23.2	Consent of Broad Oak Associates.